                                                    EXHIBIT 24


                       POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEX"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1995, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of EEX, does hereby appoint G. J. Junco his true and lawful attorney to execute in his name, place and stead in his capacity as a director or officer or both, as the case may be, of EEX, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 1996.







                                          /s/ D. W. Biegler
                               ________________________________________
                                            D. W. Biegler

                       POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEX"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1995, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of EEX, does hereby appoint D. W. Biegler his true and lawful attorney to execute in his name, place and stead in his capacity as a director or officer or both, as the case may be, of EEX, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 1996.







                                          /s/ Gary J. Junco
                              ________________________________________
                                            Gary J. Junco

                       POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEX"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1995, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of EEX, does hereby appoint D. W. Biegler or G. J. Junco, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEX, said
 Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 1996.







                                          /s/ B. A. Bridgewater, Jr.
                                   _______________________________________
                                            B. A. Bridgewater, Jr.

                       POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEX"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1994, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of EEX, does hereby appoint D. W. Biegler or G. J. Junco, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEX, said
 Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 1996.







                                          /s/ Frederick S. Addy
                                ________________________________________
                                           Frederick S. Addy

                       POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEX"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1995, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as an officer of EEX, does hereby appoint D. W. Biegler or G. J. Junco, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of EEX, said
 Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of March, 1996.







                                         /s/ J. P. McCormick
                              ________________________________________
                                          J. P. McCormick

                       POWER OF ATTORNEY


    WHEREAS, Enserch Exploration, Inc. ("EEX"), a Texas corporation, intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1995, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as an officer of EEX, does hereby appoint D. W. Biegler or G. J. Junco, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of EEX, said
 Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of March, 1996.







                                          /s/ J. W. Pinkerton
                                ________________________________________
                                           J. W. Pinkerton